MUNIHOLDINGS
                                                              CALIFORNIA
                                                              INSURED
                                                              FUND V, INC.

                               [GRAPHIC OMITTED]
                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              May 31, 2000

                  MuniHoldings California Insured Fund V, Inc.

The Benefits and
Risks of
Leveraging

MuniHoldings California Insured Fund V, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                      MuniHoldings California Insured Fund V, Inc., May 31, 2000

DEAR SHAREHOLDER

Since inception (July 23, 1999) through May 31, 2000, MuniHoldings California Insured Fund V, Inc. earned $0.721 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 6.19%, based on a month-end net asset value of $13.55 per share. Over the same period, the Fund's total investment return was -5.01%, based on a change in per share net asset value from $15.00 to $13.55, and assuming reinvestment of $0.651 per share income dividends.

For the six-month period ended May 31, 2000, the total investment return on the Fund's Common Stock was +1.32%, based on a change in per share net asset value from $13.83 to $13.55, and assuming reinvestment of $0.437 per share income dividends.

For the six-month period ended May 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.81%.

The Municipal Market Environment

From November 1999 to mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates and the lowest unemployment rates since January 1970, no price measure indicator has shown any considerable signs of future price pressures at the consumer level. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 45 basis points (0.45%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and Government bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the remainder of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 30 basis points to close the six-month period ended May 31, 2000 at 6.00%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 15 basis points to finish the six-month period ended May 31, 2000 at 6.20%.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed.

The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $205 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended May 31, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities and proceeds from early bond redemption in January and February, and are expected to receive a similar amount in June and July, and despite the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last five months, tax-exempt mutual funds have had net redemptions of more than $11 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses incurred from the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board, as well as those expected in June and perhaps August 2000, should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

Since inception, the Fund has been structured to seek to deliver a high current return of tax-exempt income to California residents by maintaining a fully invested and leveraged position. The effects of leverage benefited the Fund's Common Stock yield because of the positive slope to the municipal yield curve. However, the Fund's leveraged position also served to accentuate the effect of market movements on the Fund's Common Stock and, as such, served to increase the level of the Fund's losses on a total return basis during the first half of the fiscal year. Should the spread between long-term and short-term tax-exempt interest rates narrow, the benefits of the leverage will decline and the yield on the Common Stock will decline. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) Our main investment strategy has been to increase the average level of couponing in the Fund. During periods of rising interest rates, primary issuance provides us with opportunities to restructure the Fund by purchasing issues with higher coupons. These holdings can provide a higher current yield with less exposure to the longer maturity range of the municipal marketplace. However, credit quality has been one of our concerns. We are purposely underutilizing the portion of assets that can be committed to uninsured securities. This helped the Fund's performance during the recent period of widening credit quality spreads. We expect to continue the process of raising the Fund's average coupon structure and reducing duration in order to temper the Fund's volatility and exposure to long-term interest rate swings.

In Conclusion

We appreciate your investment in MuniHoldings California Insured Fund V, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager
June 23, 2000


                                     2 & 3

                      MuniHoldings California Insured Fund V, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                              S&P     Moody's     Face
STATE                        Ratings  Ratings    Amount      Issue                                                             Value
====================================================================================================================================
California--98.4%            AAA       Aaa       $ 1,000     ABAG Finance Authority for Nonprofit Corporations, California,
                                                             COP (Children's Hospital Medical Center), 6% due 12/01/2029 (a)  $1,000
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         5,250     Alameda Corridor Transportation Authority, California, Revenue
                                                             Bonds, Senior Lien, Series A, 5% due 10/01/2029 (d)               4,497
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         2,885     Alameda County, California, COP, Refunding (Santa Rita Jail
                                                             Project), 5.70% due 12/01/2014 (d)                                2,913
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         3,885     Berkeley, California, GO, Series C, 5.375% due 9/01/2029 (b)      3,562
                             -------------------------------------------------------------------------------------------------------
                                                             California Educational Facilities Authority, Revenue Refunding
                                                             Bonds (Occidental College) (d):
                             AAA       Aaa         2,915       5.625% due 10/01/2017                                           2,897
                             AAA       Aaa         3,000       5.70% due 10/01/2027                                            2,905
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         2,000     California Health Facilities Finance Authority Revenue Bonds
                                                             (Kaiser Permanente), Series A, 5% due 6/01/2024 (c)               1,720
                             -------------------------------------------------------------------------------------------------------
                                                             California Health Facilities Finance Authority, Revenue
                                                             Refunding Bonds:
                             AAA       Aaa         1,450       (De Las Companas), Series A, 5.75% due 7/01/2015                1,459
                             AAA       Aaa         2,500       (Sutter Health), Series C, 5.125% due 8/15/2022 (c)             2,211
                             -------------------------------------------------------------------------------------------------------
                             A1+       VMIG1+        300     California Pollution Control Financing Authority, PCR,
                                                             Refunding (Pacific Gas and Electric), VRDN, Series E, 2.75% due
                                                             11/01/2026 (f)                                                      300
                             -------------------------------------------------------------------------------------------------------
                                                             California Pollution Control Financing Authority, PCR,
                                                             Refunding (Southern California Edison Company):
                             AAA       Aaa         3,500       AMT, Series C, 5.55% due 9/01/2031 (d)                          3,240
                             A1        VMIG1+        300       VRDN, Series A, 3.35% due 2/28/2008 (f)                           300
                             A1        P1          1,000       VRDN, Series C, 5.15% due 2/28/2008 (f)                         1,000
                             -------------------------------------------------------------------------------------------------------
                                                             California State Public Works Board, Lease Revenue Refunding
                                                             Bonds (Department of Corrections), Series B (d):
                             AAA       Aaa         1,250       5.625% due 11/01/2019                                           1,228
                             AAA       Aaa         4,280       5% due 9/01/2021                                                3,783
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         3,000     California Statewide Communities Development Auxiliary
                                                             Authority, COP, Refunding (Foundation of California State
                                                             University), 5.20% due 6/01/2024 (d)                              2,700
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         4,000     Calleguas--Las Virgines, California, Public Financing
                                                             Authority, Installment Purchase Revenue Refunding Bonds
                                                             (Las Virgines Municipal Water District), 5% due 11/01/2023 (c)    3,491
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         1,640     Campbell, California, Unified High School District, GO, 5.70%
                                                             due 8/01/2025 (c)                                                 1,593
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         1,000     Capistrano, California, Unified School District, Community
                                                             Facility District, Special Tax Refunding Bonds (Las Flores),
                                                             Number 92-1, 5% due 9/01/2023 (d)                                   873
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         3,000     Central Coast Water Authority, California, Regional Facilities
                                                             Revenue Refunding Bonds (State Water Project), Series A, 5% due
                                                             10/01/2022 (a)                                                    2,657
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         2,370     Corona, California, Public Financing Authority, Revenue
                                                             Refunding Bonds, Superior Lien, Series A, 5% due 9/01/2020 (c)    2,106
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         5,000     Escondido, California, COP, Refunding (Wastewater Project),
                                                             5.70% due 9/01/2026 (a)                                           4,834
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         5,150     Los Angeles, California, Convention and Exhibition Center
                                                             Authority, Lease Revenue Refunding Bonds, Series A, 5.375% due
                                                             8/15/2018 (d)                                                     4,900
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         3,430     Los Angeles County, California, Public Works Financing
                                                             Authority, Lease Revenue Bonds (Multiple Capital Facilities
                                                             Project V), Series B, 5.125% due 12/01/2029 (a)                   3,000
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         2,000     Metropolitan Water District, Southern California, Waterworks
                                                             Revenue Bonds, Series C, 5% due 7/01/2027 (d)                     1,726
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         3,000     Northern California Power Agency, Public Power Revenue
                                                             Refunding Bonds (Hydroelectric Project Number One), Series A,
                                                             5.125% due 7/01/2023 (d)                                          2,671
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         6,000     Oakland, California, Alameda County Unified School District,
                                                             GO, Series F, 5.50% due 8/01/2024 (d)                             5,670
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         2,500     Oakland, California, GO (Measure 1), 5.85% due 12/15/2022 (b)     2,491
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         2,700     Pleasanton, California, Unified School District, GO, Series D,
                                                             5.375% due 8/01/2023 (d)                                          2,509
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         1,000     Roseville, California, Electric System Revenue Bonds, COP,
                                                             5.50% due 2/01/2024 (c)                                             946
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         3,000     San Diego, California, Certificates of Undivided Interest,
                                                             Water Utility Fund, Net System Revenue Bonds, 5% due
                                                             8/01/2021 (b)                                                     2,653
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         2,000     San Diego, California, Public Facilities Financing Authority,
                                                             Sewer Revenue Bonds, 5% due 5/15/2020 (b)                         1,773
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         3,000     San Francisco, California, City and County Airport Commission,
                                                             International Airport Revenue Bonds, Second Series, Issue 15B,
                                                             5% due 5/01/2024 (d)                                              2,608
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         2,410     San Francisco, California, City and County Redevelopment Agency,
                                                             Hotel Tax Revenue Refunding Bonds, 5% due 7/01/2025 (c)           2,091
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         2,000     San Jose, California, Redevelopment Agency, Tax Allocation Bonds
                                                             (Merged Area Redevelopment Project), 5.25% due 8/01/2029 (d)      1,792
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         2,000     San Rafael, California, Redevelopment Agency, Tax Allocation
                                                             Bonds (Central San Rafael Redevelopment Project), 5% due
                                                             12/01/2022 (a)                                                    1,753
                             -------------------------------------------------------------------------------------------------------
                             NR*       Aaa         5,000     Santa Clara, California, Redevelopment Agency, Tax Allocation
                                                             Bonds, RIB, Series 164, 7.45% due 6/01/2023 (a)(e)                4,512
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         2,000     Santa Clara Valley, California, Water District, COP, Refunding
                                                             and Improvement Bonds, Series A, 6% due 2/01/2024 (b)             2,000
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         5,110     Santa Monica, California, Redevelopment Agency, Tax Allocation
                                                             Bonds (Earthquake Recovery Redevelopment Project), 6% due
                                                             7/01/2029 (a)                                                     5,110
                             -------------------------------------------------------------------------------------------------------
                             A1+       VMIG1+        400     Southern California Public Power Authority, Power Project
                                                             Revenue Refunding Bonds (Palo Verde Project), VRDN, Series
                                                             C, 2.80% due 7/01/2017 (a)(f)                                      400
                             -------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniHoldings California Insured Fund V, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
VRDN      Variable Rate Demand Notes


                                     4 & 5

                      MuniHoldings California Insured Fund V, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                              S&P     Moody's     Face
STATE                        Ratings  Ratings    Amount      Issue                                                             Value
====================================================================================================================================
California                   AAA       Aaa       $13,010     University of California Revenue Bonds (Multiple Purpose
(concluded)                                                  Projects), Series H, 5.50% due 9/01/2028 (b)                  $  12,233
                             -------------------------------------------------------------------------------------------------------
                             AAA       Aaa         4,000     University of California, Revenue Refunding Bonds (Multiple
                                                             Purpose Projects), Series E, 5.125% due 9/01/2020 (d)             3,627
====================================================================================================================================
                             Total Investments (Cost--$118,906)--98.4%                                                       115,734

                             Other Assets Less Liabilities--1.6%                                                               1,916
                                                                                                                           ---------
                             Net Assets--100.0%                                                                            $ 117,650
                                                                                                                           =========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2000.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2000.
+     Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of May 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                         Percent of
S&P Rating/Moody's Rating                                Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .................................................  96.7%
Other+ ..................................................   1.7
--------------------------------------------------------------------------------

+     Temporary investment in short-term securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of May 31, 2000
====================================================================================================================================
Assets:         Investments, at value (identified cost -- $118,905,550) ..............................                  $115,734,082
                Cash .................................................................................                       104,349
                Interest receivable ..................................................................                     2,019,925
                                                                                                                        ------------
                Total assets .........................................................................                   117,858,356
                                                                                                                        ------------
====================================================================================================================================
Liabilities:    Payables:
                   Dividends to shareholders .........................................................    $   123,863
                   Investment adviser ................................................................         23,529        147,392
                                                                                                          -----------
                Accrued expenses and other liabilities ...............................................                        60,994
                                                                                                                        ------------
                Total liabilities ....................................................................                       208,386
                                                                                                                        ------------
====================================================================================================================================
Net Assets:     Net assets ...........................................................................                  $117,649,970
                                                                                                                        ============
====================================================================================================================================
Capital:        Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.10 per share (1,960 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference) ...............                  $ 49,000,000
                   Common Stock, par value $.10 per share (5,065,505 shares issued and outstanding) ..    $   506,551
                Paid-in capital in excess of par .....................................................     74,702,630
                Undistributed investment income -- net ...............................................        393,107
                Accumulated realized capital loss on investments -- net ..............................     (3,780,850)
                Unrealized depreciation on investments -- net ........................................     (3,171,468)
                                                                                                          -----------
                Total -- Equivalent to $13.55 net asset value per share of Common Stock (market
                price--$13.25) .......................................................................                    68,649,970
                                                                                                                        ------------
                Total capital ........................................................................                  $117,649,970
                                                                                                                        ============
====================================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.


                                     6 & 7

                      MuniHoldings California Insured Fund V, Inc., May 31, 2000

STATEMENT OF OPERATIONS

                     For the Period July 23, 1999+ to May 31, 2000
============================================================================================================
Investment           Interest and amortization of premium and discount earned ...               $  5,593,966
Income:
============================================================================================================
Expenses:            Investment advisory fees ...................................  $ 543,241
                     Commission fees ............................................     98,043
                     Accounting services ........................................     47,108
                     Professional fees ..........................................     35,318
                     Listing fees ...............................................     22,889
                     Transfer agent fees ........................................     20,211
                     Directors' fees and expenses ...............................     18,263
                     Printing and shareholder reports ...........................      9,534
                     Pricing fees ...............................................      5,534
                     Custodian fees .............................................      5,493
                     Other ......................................................      4,087
                                                                                   ---------
                     Total expenses before reimbursement ........................    809,721
                     Reimbursement of expenses ..................................   (329,774)
                                                                                   ---------
                     Total expenses after reimbursement .........................                    479,947
                                                                                                ------------
                     Investment income--net .....................................                  5,114,019
                                                                                                ------------
============================================================================================================
Realized &           Realized loss on investments--net ..........................                 (3,780,850)
Unrealized Loss on   Unrealized depreciation on investments--net ................                 (3,171,468)
Investments--Net:                                                                               ------------
                     Net Decrease in Net Assets Resulting from Operations .......               $ (1,838,299)
                                                                                                ============
============================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     For the Period
                                                                                                                  July 23, 1999+ to
                 Increase (Decrease) in Net Assets:                                                                    May 31, 2000
===================================================================================================================================
Operations:      Investment income--net .............................................................................  $  5,114,019
                 Realized loss on investments--net ..................................................................    (3,780,850)
                 Unrealized depreciation on investments--net ........................................................    (3,171,468)
                                                                                                                       ------------
                 Net decrease in net assets resulting from operations ...............................................    (1,838,299)
                                                                                                                       ------------
===================================================================================================================================
Dividends to     Investment income--net:
Shareholders:      Common Stock .....................................................................................    (3,299,523)
                   Preferred Stock ..................................................................................    (1,421,389)
                                                                                                                       ------------
                 Net decrease in net assets resulting from dividends to shareholders ................................    (4,720,912)
                                                                                                                       ------------
===================================================================================================================================
Capital Stock    Proceeds from issuance of Common Stock .............................................................    75,882,570
Transactions:    Proceeds from issuance of Preferred Stock ..........................................................    49,000,000
                 Offering costs resulting from the issuance of Common Stock .........................................      (261,272)
                 Offering and underwriting costs resulting from the issuance of Preferred Stock .....................      (512,122)
                                                                                                                       ------------
                 Net increase in net assets derived from capital stock transactions .................................   124,109,176
                                                                                                                       ------------
===================================================================================================================================
Net Assets:      Total increase in net assets .......................................................................   117,549,965
                 Beginning of period ................................................................................       100,005
                                                                                                                       ------------
                 End of period* .....................................................................................  $117,649,970
                                                                                                                       ============
===================================================================================================================================
                *Undistributed investment income--net ...............................................................  $    393,107
                                                                                                                       ============
===================================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.


                                     8 & 9

                      MuniHoldings California Insured Fund V, Inc., May 31, 2000

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived
                     from information provided in the financial statements.              For the Period
                                                                                      July 23, 1999+ to
                     Increase (Decrease) in Net Asset Value:                               May 31, 2000
=======================================================================================================
Per Share            Net asset value, beginning of period ..................................   $  15.00
Operating                                                                                      --------
Performance:         Investment income--net ................................................       1.01
                     Realized and unrealized loss on investments--net ......................      (1.38)
                                                                                               --------
                     Total from investment operations ......................................       (.37)
                                                                                               --------
                     Less dividends to Common Stock shareholders from
                     investment income--net ................................................       (.65)
                                                                                               --------
                     Capital charge resulting from issuance of Common Stock ................       (.05)
                                                                                               --------
                     Effect of Preferred Stock activity:++
                       Dividends to Preferred Stock shareholders:
                         Investment income--net ............................................       (.28)
                       Capital charge resulting from issuance of Preferred Stock ...........       (.10)
                                                                                               --------
                     Total effect of Preferred Stock activity ..............................       (.38)
                                                                                               --------
                     Net asset value, end of period ........................................   $  13.55
                                                                                               ========
                     Market price per share, end of period .................................   $  13.25
                                                                                               ========
=======================================================================================================
Total Investment     Based on market price per share .......................................      (7.12%)++++
Return:**                                                                                      ========
                     Based on net asset value per share ....................................      (5.01%)++++
                                                                                               ========
=======================================================================================================
Ratios Based on      Total expenses, net of reimbursement*** ...............................        .80%*
Average Net Assets                                                                             ========
Of Common Stock:     Total expenses*** .....................................................       1.35%*
                                                                                               ========
                     Total investment income--net*** .......................................       8.55%*
                                                                                               ========
                     Amount of dividends to Preferred Stock shareholders ...................       2.38%*
                                                                                               ========
                     Investment income--net, to Common Stock shareholders ..................       6.17%*
                                                                                               ========
=======================================================================================================
Ratios Based on      Total expenses, net of reimbursement ..................................        .49%*
Total Average                                                                                  ========
Net Assets:***+++    Total expenses ........................................................        .82%*
                                                                                               ========
                     Total investment income--net ..........................................       5.18%*
                                                                                               ========
=======================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders .............................       3.65%*
Average Net Assets                                                                             ========
Of Preferred Stock:

=======================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of period (in thousands) ......   $ 68,650
                                                                                               ========
                     Preferred Stock outstanding, end of period (in thousands) .............   $ 49,000
                                                                                               ========
                     Portfolio turnover ....................................................      78.42%
                                                                                               ========
=======================================================================================================
Leverage:            Asset coverage per $1,000 .............................................   $  2,401
                                                                                               ========
=======================================================================================================
Dividends Per        Investment income--net ................................................   $    725
Share on Preferred                                                                             ========
Stock Outstanding:

=======================================================================================================

      *     Annualized.

      ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

      *** Do not reflect the effect of dividends to Preferred Stock shareholders.

      +     Commencement of operations.

      ++    The Fund's Preferred Stock was issued on August 16, 1999.

      +++   Includes Common and Preferred Stock average net assets.

      ++++  Aggregate total investment return.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund V, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on July 23, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on June 15, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CAF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures


                                    10 & 11

                      MuniHoldings California Insured Fund V, Inc., May 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the period July 23, 1999 to May 31, 2000, FAM earned fees of $543,241, of which $312,647 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $17,127.

During the period July 23, 1999 to May 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $367,500 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period July 23, 1999 to May 31, 2000 were $199,241,371 and $78,593,376, respectively.

Net realized losses for the period July 23, 1999 to May 31, 2000 and net unrealized losses as of May 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                       Realized      Unrealized
                                                        Losses         Losses
--------------------------------------------------------------------------------
Long-term investments ............................   $(3,776,685)   $(3,171,468)
Financial futures contracts ......................        (4,165)            --
                                                     -----------    -----------
Total ............................................   $(3,780,850)   $(3,171,468)
                                                     ===========    ===========
--------------------------------------------------------------------------------

As of May 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $3,258,718, of which $476,411 related to appreciated securities and $3,735,129 related to depreciated securities. The aggregate cost of investments at May 31, 2000 for Federal income tax purposes was $118,992,800.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period July 23, 1999 to May 31, 2000 increased by 5,058,838 from shares sold.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at May 31, 2000 was 4.00%.

In connection with the offering of AMPS, the Board of Directors has reclassified 1,960 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period July 23, 1999 to May 31, 2000 increased by 1,960 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period July 23, 1999 to May 31, 2000, MLPF&S, an affiliate of FAM, earned $74,056 as commissions.

5. Capital Loss Carryforward:

At May 31, 2000, the Fund had a net capital loss carryforward of approximately $620,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On June 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070047 per share, payable on June 29, 2000 to shareholders of record as of June 19, 2000.


                                    12 & 13

                      MuniHoldings California Insured Fund V, Inc., May 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders MuniHoldings California Insured Fund V,
Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings California Insured Fund V, Inc. as of May 31, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period July 23, 1999 (commencement of operations) to May 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings California Insured Fund V, Inc. as of May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated period in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
June 29, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings California Insured Fund V, Inc. during its taxable year ended May 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

CAF


                                    14 & 15

MuniHoldings California Insured Fund V, Inc. seeks to provide shareholders with current income exempt from Federal and California income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund V, Inc. for their information. It is not a prospectus. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund V, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #MHCAI5--5/00

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